SUPPLEMENT DATED MAY 1, 2000
                                       TO
                         PROSPECTUS DATED MARCH 1, 2000


                   PROVIDENT INVESTMENT COUNSEL FUNDS A AND B
                                  BALANCED FUND
                                   GROWTH FUND
                                  MID CAP FUND
                            SMALL COMPANY GROWTH FUND

                      PROVIDENT INVESTMENT COUNSEL FUNDS C
                                  MID CAP FUND
                            SMALL COMPANY GROWTH FUND


On April 28, 2000, the Provident Investment Counsel Small Company Growth Fund I ("Small Company Growth Fund I") was merged into the Provident Investment Counsel Small Company Growth Fund A ("Small Company Growth Fund A"). Shareholders of Small Company Growth Fund I exchanged their shares for shares of Small Company Growth Fund A at the respective net asset values of each Fund on a pro rata basis. These shareholders have all the rights and privileges granted to the Small Company Fund A shareholders.

As a result of the merger, the Net Expenses of Small Company Growth Fund A been reduced. Listed below is a revised Fee Table and Expense table which reflect this reduction. This information should replace the information currently appearing under "Fees and Expenses" in the Prospectus for Small Company Growth Fund A:

ANNUAL FUND OPERATING EXPENSES*
(expenses that are deducted from Fund assets)

                                                             Small Company
                                                             Growth Fund A
                                                             -------------
Management Fee (paid by the Portfolio)                            0.80%
Distribution and Service (12b-1)Fees
 (paid by the Fund)                                               0.25%
Other Expenses (paid by the Fund and the Portfolio)               6.00%
Administration Fee to PIC (paid by the Fund)                      0.20%
Shareholder Services Fee (paid by the Fund)                       0.15%
                                                                ------
Total Annual Fund Operating Expenses                              7.40%

Expense Reimbursements ***                                       (5.95%)
                                                                ------
Net Expenses                                                      1.45%
                                                                ======

EXAMPLES: These examples will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. These examples are only illustrations, and your actual costs may be higher or lower. Let's say, hypothetically, that the Fund's annual return is 5% , that all dividends and distributions are reinvested and that its operating expenses remain the same. For every $10,000 you invest, here's how much you would pay in total expenses for the time periods shown if you redeemed your shares at the end of the period:

                                 1 Year      3 Years      5 Years     10 Years
                                 ------      -------      -------     --------

Small Company Growth Fund A      $ 708       $ 990        $1,292      $2,148

You would pay the following expenses if you did not redeem your shares:

                                 1 Year      3 Years      5 Years     10 Years
                                 ------      -------      -------     --------

Small Company Growth Fund A      $ 708       $ 990        $1,292      $2,148

     You can buy shares of the Fund through certain brokers (and their agents) that have executed an agreement with the Fund to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund's Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Advisor may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

     Shareholders of the Small Company Growth Fund I who are now shareholders of the Small Company Growth Fund A as a result of the merger may continue to add to their account by purchasing shares of the Small Company Growth Fund A at net asset value, without a sales charge. In addition, investors making purchases through retail fund "supermarkets" may purchase shares of the Small Company Growth Fund A at net asset value.